Exhibit 10.1
FOURTH AMENDMENT TO
PROGRAM MANAGEMENT AGREEMENT

THIS FOURTH AMENDMENT TO PROGRAM MANAGEMENT AGREEMENT (this
“Fourth Amendment”), dated as of October 18, 2024 (the “Fourth Amendment Effective Date”), is made by and between Emerald Financial Services, LLC, a Delaware limited liability company (“EFS”), and Pathward, N.A. (f/k/a MetaBank, N.A.), a national bank (“Pathward”).

RECITALS

A.The Parties entered into a Program Management Agreement on August 5, 2020 (the “Original PMA”), in which the Parties agreed that EFS would serve as Pathward’s program manager for the Program;

B.The Parties entered into a First Amendment of the Original PMA on December 20, 2021 (the “First Amendment”, the Original PMA as amended by the First Amendment, the “First Amended PMA”);

C.The Parties entered into a Second Amendment of the First Amended PMA on October 20, 2023 (the “Second Amendment”; the First Amended PMA as amended by the Second Amendment, the “Second Amended PMA”);

D.The Parties entered into a Third Amendment of the Second Amended PMA on April 1, 2024 (the “Third Amendment”, the Second Amended PMA as amended by the Third Amendment, the “Third Amended PMA”);

E.The Parties desire to amend the Third Amended PMA in the manner set forth in this Fourth Amendment (the Third Amended PMA, as amended by this Fourth Amendment, is referred to herein as the “PMA”).

AGREEMENT

ACCORDINGLY, in consideration of the mutual covenants and agreements of the Parties contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.Definitions. Capitalized terms not otherwise defined in this Fourth Amendment will have the meanings set forth in the Third Amended PMA. In addition, Section 1.1 of the Third Amended PMA is amended by deleting the definition of “Emerald Advance Loan Participation Agreement” in its entirety and inserting the following new defined terms in alphabetical order:

“Amended and Restated Emerald Advance Loan Participation Agreement” means the Amended and Restated Emerald Advance Loan Participation Agreement described in Section 2 (Amended and Restated Emerald Advance Loan Participation Agreement) of this Fourth Amendment.

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“Emerald Advance Loan Participation Agreement” means, as applicable to the particular Emerald Advance Loan, either the Original Emerald Advance Loan Participation Agreement or the Amended and Restated Emerald Advance Loan Participation Agreement.

“First Amended PMA” has the meaning set forth in the Recitals of this Fourth Amendment.

“First Amendment” has the meaning set forth in the Recitals of this Fourth Amendment.

“Fourth Amendment” has the meaning set forth in the Preamble of this Fourth Amendment.

“Fourth Amendment Effective Date” means the date set forth in the Preamble of this Fourth Amendment.

“Original Emerald Advance Loan Participation Agreement” means the Emerald Advance Loan Participation Agreement executed and delivered by the Parties on the Second Amendment Effective Date, which became a Program Contract on the Second Amendment Effective Date and is attached as Exhibit H to the PMA.

“Original PMA” has the meaning set forth in the Recitals of this Fourth Amendment.

“PMA” has the meaning set forth in the Recitals of this Fourth Amendment.

“Second Amended PMA” has the meaning set forth in the Recitals of this Fourth Amendment.

“Second Amendment” has the meaning set forth in the Recitals of this Fourth Amendment.

“Third Amended PMA” has the meaning set forth in the Recitals of this Fourth Amendment.

“Third Amendment” has the meaning set forth in the Recitals of this Fourth Amendment.

2.Amended and Restated Emerald Advance Loan Participation Agreement. Contemporaneous with the execution of this Fourth Amendment, EFS and Pathward will execute and deliver, or cause their Affiliates to execute and deliver, the Amended and Restated Emerald Advance Loan Participation Agreement, which will become a Program Contract and will be attached as Exhibit I to the PMA.

3.Program Fee. EFS agrees to pay Pathward the program extension fee as set forth in Schedule 3 (Program Extension Fee).

4.Refund Transfer Product Schedule. Schedule B (Refund Transfer Product Schedule) is amended and restated as set forth in the revised Schedule B attached hereto.

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5.Emerald Advance Loan Product Schedule. Schedule J (Emerald Advance Loan Product Schedule) is amended and restated as forth in the revised Schedule J attached hereto.

6.Extension of Third Amended PMA. The term of the Third Amended PMA is hereby extended by two (2) years, by amending Section 13.1 to delete the words “end on June 30, 2025” and inserting “end on June 30, 2027” in their place.

7.Amendment of Third Amended PMA. The terms and provisions set forth in this Fourth Amendment will modify and supersede the Sections specifically identified herein as well as all inconsistent terms and provisions set forth in the Third Amended PMA. The table of contents of the Third Amended PMA, and all cross references to Sections of the Third Amended PMA amended or deleted by this Fourth Amendment, are amended accordingly. All references in the Third Amended PMA or this Fourth Amendment to the “Agreement” will be deemed to refer to the PMA. Except as amended by this Fourth Amendment, all other terms and conditions of the Third Amended PMA are hereby ratified and will remain in full force and effect.

8.Interpretation. Each Party acknowledges that its legal counsel participated in the drafting of this Fourth Amendment, and that this Fourth Amendment has been fully reviewed and negotiated by the Parties and their respective counsel. Accordingly, in interpreting this Fourth Amendment, no weight will be placed upon which Party or its counsel drafted the provision being interpreted.

9.Governing Law. This Fourth Amendment and all rights and obligations hereunder, including matters of construction, validity and performance, will be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws provisions.

10.Counterparts. This Fourth Amendment may be executed in one or more counterparts (including by electronic transmission), each of which will be deemed to be an original copy of this Fourth Amendment and all of which, when taken together, will be deemed to constitute one and the same Fourth Amendment.

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IN WITNESS WHEREOF, the Parties have duly executed this Fourth Amendment as of the date first written above.

EMERALD FINANCIAL SERVICES, LLC

By: /s/ Josh Fox
Name: Josh Fox
Title: President

PATHWARD, N.A.

By: /s/ Anthony Sharett     Name: Anthony Sharett
Title: President